UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

GLOBAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-28025

(Commission File Number)

86-0951473

(I.R.S. Employer Identification Number)

#520, 1122 Mainland Street, Vancouver, British Columbia, Canada V6B 5L1

(Address of principal executive offices, including zip code)

(604) 639-5835

(Registrant's telephone Number, including area code)

# 400 – 1055 Dunsmuir Street, Vancouver, British Columbia Canada V7X 1J1

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 22, 2007, we increased the authorized number of shares of our common stock from 25,000,000 shares to 250,000,000 shares, par value of $0.001 per share.:

The increase in the authorized capital was filed with the Secretary of State of the State of Nevada on March 22, 2007.

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Exhibit 9.01 Financial Statements and Exhibits.

99.1        Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on March 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Christopher Kape

Christopher Kape

President

Dated: March 26, 2007

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